                                                                    Exhibit 3.21

                                  ARTICLES OF MERGER
                                          OF
                          GRAY TRANSPORTATION COMPANY, INC.
                                         AND
                               MIKE'S RADIAL TIRE, INC.

                                          1.

         The Agreement and Plan of Merger (hereinafter referred to as the "Merger Agreement") attached hereto as Exhibit "A" and made a part hereof by reference was duly approved by the Boards of Directors of Gray Transportation Company, Inc. (hereinafter "Transportation") and Mike's Radial Tire, Inc. (hereinafter referred to as "Mike's"). The Merger Agreement provides for the merger of Transportation into Mike's, the corporate existence of which shall be continued under the name of Gray Transportation Company, Inc.

                                          2.

         The affirmative vote of the holders of a majority of the shares of the common stock of Transportation outstanding are required to adopt the Merger Agreement. On the date of the submission of the Merger Agreement to the sole shareholder of Transportation, 25,000 shares of common stock of Transportation were outstanding and entitled to vote thereon. Gray Communication Systems, Inc., a Georgia corporation, is the sole shareholder of Transportation and voted its shares in favor of adoption of the Merger Agreement. Accordingly, the Merger Agreement was adopted by the affirmative vote of the holder of all of the outstanding shares of common stock of Transportation.

                                          3.

         The affirmative vote of the holders of a majority of the shares of the common stock of Mike's outstanding are required to adopt the Merger Agreement. On the date of the submission of the Merger Agreement to the sole shareholder of Mike's, 100 shares of common stock of Mike's were outstanding and entitled to vote thereon. Gray Communications Systems, Inc., a Georgia corporation, is the sole shareholder of Mike's and voted its shares in favor of adoption of the Merger Agreement. Accordingly, the Merger Agreement was adopted by the affirmative vote of the holder of all shares of common stock of Mike's.

                                          4.

         The Merger shall be effective at the time of delivery to the Secretary of State to these Articles of Merger.

         IN WITNESS WHEREOF, Transportation and Mike's have caused these Articles of Merger to be duly executed and the corporate seals to be affixed, all by their duly authorized officers, on this 30th day of June, 1980.

                                       GRAY TRANSPORTATION COMPANY, INC.
ATTEST:

/s/ Dorothy S. Zimmerman                    By   /s/ James H. Gray, Sr.
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                                       MIKE'S RADIAL TIRE, INC.
ATTEST:

/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                             AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, made and entered into this 17th day of June, 1980, by and between GRAY TRANSPORTATION CO., INC., a Georgia corporation (hereinafter referred to as "Transportation"), and MIKE'S RADIAL TIRE, INC., a Georgia corporation (hereinafter referred to as "Mike's").

                                 W I T N E S S E T H:

         WHEREAS, Transportation and Mike's are corporations duly organized and existing under the laws of the State of Georgia; and,

         WHEREAS, all of the outstanding shares of stock of Transportation and Mike's are owned by Gray Communications Systems, Inc., a corporation duly organized and validly existing under the laws of the State of Georgia; and,

         WHEREAS, the Board of Directors of each of said corporations deem it advisable and for the benefit of each of said corporations and their shareholder that Transportation merge itself into Mike's;

         NOW, THEREFORE, for and in consideration of the premises, and upon the terms and conditions hereinafter set forth, the parties hereby agree, subject to the approval and adoption of this Agreement by the shareholder of each of the parties, as follows:

                                          1.

         The acts and things required to be done by the Georgia Business Corporation Code in order to make the merger contemplated herein (the "Merger") effective, including the submission of this

Agreement to the shareholder of each of the parties and the filing of the Articles of Merger in the manner provided for in the Code, shall be attended to and done by the proper officers of the parties as soon as practicable and in no event later than June 30, 1980. The Merger shall become effective as of the time of delivery of the Articles of Merger to the Secretary of State for filing (the "Effective Time of the Merger"). At the Effective Time of the Merger the separate existence of Transportation shall cease and Transportation shall be merged with and into Mike's, the corporate existence of which shall be continued under the name of Gray Transportation Co., Inc. (Transportation and Mike's are sometimes referred to herein as the "Constituent Corporations" and Mike's is sometimes referred to herein as the "Surviving Corporation".)

                                          2.

         Upon the Effective Date of the Merger:

         (a) Each of the shares of common stock of Transportation issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the merger and without any action on the part of Gray Communications Systems, Inc., the holder thereof, be converted into one share of the common stock of the Surviving Corporation.

         (b) Each of the shares of common stock of Mike's issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled.

         (c) From and after the Effective Date of the Merger, the holder of any of the shares to be converted as above provided, shall be entitled, upon presentation and surrender to the Surviving Corporation of the certificates representing such shares for cancellation, to receive in exchange therefor certificates representing the number of shares of the common stock of the Surviving Corporation into which such shares have been converted. Until so surrendered for cancellation, each outstanding certificate formerly representing shares of stock of Transportation shall be deemed for all corporate purposes to evidence ownership of the number of shares of common stock of the Surviving Corporation into which the same shall have been converted.

                                          3.

         The Articles of Incorporation of Transportation in effect immediately prior to the Effective Time of the Merger shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time of the Merger until otherwise amended.

                                          4.

         The bylaws of Mike's Radial Tire, Inc. in effect immediately prior to the Effective Time of the Merger shall be the bylaws of the Surviving Corporation after the Effective Time of the Merger until otherwise amended.

                                          5.

         The directors of Transportation in office at the Effective Time of the Merger shall be the directors of the Surviving Corporation until their successors are elected or appointed in accordance with the Articles of Incorporation and bylaws of the Surviving Corporation.

                                          6.

         The officers of Transportation in office at the Effective Time of the Merger shall be the officers of the Surviving Corporation, holding the respective offices in the Surviving Corporation which they hold in Transportation, until their successors are elected or appointed in accordance with the Articles of Incorporation or bylaws of the Surviving Corporation.

                                          7.

         At and after the Effective Time of the Merger, the Surviving Corporation shall thereupon and thereafter possess all rights, privileges, immunities, and franchises as well of a public as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, and all other choses in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without act or deed; and the title to any real estate, or any interest therein, vested in the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against a Constituent Corporation may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of the Constituent Corporations shall be impaired by the Merger.

                                          8.

         The Constituent Corporations shall each take all such lawful action as may be necessary or appropriate in order to effectuate the transactions contemplated hereby. In case at any time after the Effective Time of the Merger any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full title to all assets, titles, approvals, privileges, immunities, and franchises of each of the Constituent Corporations, the officers and directors of each such corporation shall take such lawful and necessary action.

                                          9.
         Each of the Constituent Corporation's covenants that except as otherwise consented to by the other Constituent Corporations in writing, during the period from the date hereof to the Effective Date of the Merger:

         (a) It shall continue to conduct its business and keep its books and records according to its ordinary and usual course of business consistent with past practice and use its best efforts to maintain and preserve its business organization, employees and relationships with others and, except for this Agreement, that it shall not enter into any material transaction, contract, or commitment, or amend, modify or restructure any material transaction, contract, or commitment, other than contracts or commitments entered into or amended or modified in the usual and ordinary course of business and required to be so amended and modified to conduct its business in the usual or ordinary course.

         (b) It shall not declare, authorize or pay any dividend on, make any distribution in respect of, redeem or acquire for value any shares of its outstanding capital stock, directly or indirectly, or authorize the creation or issuance of or issue or sell any additional shares of its capital stock of any securities or obligations convertible into or exchangeable for any shares of its capital stock or agree to take such action.

         (c)  It shall not amend its Articles of Incorporation or bylaws.

                                         10.

         The closing for the consummation of the transactions contemplated by this Agreement shall be held as soon as practicable and in no event later than June 30, 1980.

                                         11.

         Each of the Constituent Corporations represents and warrants to the other that no broker or finder is or will be entitled to any brokerage or finder's fee or other commission from it based on agreements, arrangements, or undertakings made by it in connection with the transaction contemplated hereby.

                                         12.

         This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                         13.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

                                         14.

         Each of the parties hereto shall bear its respective expenses in connection with the transactions herein contemplated.

                                         15.

         Any notices of other communications required or permitted hereunder shall be deemed to be sufficiently given when deposited in the United States Mail, postage prepaid, addressed as follows:

         (a)  In the case of Transportation,
              to:                           Gray Transportation
                                            Co., Inc.
                                            P.O. Box 3366
                                            Albany, Georgia 31706

         (b)  In the case of Mike's, to:    Mike's Radial Tire, Inc.
                                            P.O. Box 3909
                                            Albany, Georgia 31706

                                         16.

         At any time before or after approval and adoption by the shareholder of each of the Constituent Corporations and without the approval of said shareholder, this Agreement may be varied or amended by the respective Boards of Directors of the Constituent Corporations as is determined by said Boards to be necessary, desirable, or expedient to clarify the intention of the parties hereto to effect or facilitate the filing of this Agreement and the consummation of the Merger.

         IN WITNESS THEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first-above written.


                                       GRAY TRANSPORTATION COMPANY, INC.
ATTEST:

/s/ Dorothy S. Zimmerman                    By   /s/ James H. Gray, Sr.
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                                       MIKE'S RADIAL TIRE, INC.
ATTEST:

/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                                  ARTICLES OF MERGER
                                          OF
                                     R.W.C., INC.
                                         AND
                               MIKE'S RADIAL TIRE, INC.

                                          1.

         The Agreement and Plan of Merger (hereinafter referred to as the "Merger Agreement"), attached hereto as Exhibit "A" and made a part hereof by reference was duly approved by the Boards of Directors of R.W.C., INC. (hereinafter "RWC") and Mike's Radial Tire, Inc. (hereinafter referred to as "Mike's"). The Merger Agreement provides for the merger of RWC and Mike's, with Mike's as the surviving corporation under its present name, Mike's Radial Tire, Inc.

                                          2.

         The affirmative vote of the holders of a majority of the shares of the common stock of RWC outstanding are required to adopt the Merger Agreement. On the date of the submission of the Merger Agreement to the sole shareholder of RWC, 100 shares of common stock of RWC were outstanding and entitled to vote thereon. Gray Communications Systems, Inc., a Georgia corporation, is the sole shareholder of RWC and it voted its shares in favor of adoption of the Merger Agreement. Accordingly, the Merger Agreement was adopted by the affirmative vote of the holder of all of the outstanding shares of common stock of RWC.

                                          3.

         The affirmative vote of the holders of a majority of the shares of the common stock of Mike's outstanding are required to adopt the Merger Agreement. On the date of the submission of the Merger Agreement to the sole shareholder of Mike's, 50,000 shares of common stock of Mike's were outstanding and entitled to vote thereon. R. W. C., Inc., a Georgia corporation, is the sole shareholder of Mike's, and voted its shares in favor of adoption of the Merger Agreement. Accordingly, the Merger Agreement was adopted by the affirmative vote of the holder of all shares of common stock of Mike's.

                                          4.

         The Merger shall be effective at the time of delivery to the Secretary of State of these Articles of Merger.

         IN WITNESS WHEREOF, R. W. C. and Mike's have caused these Articles of Merger to be duly executed and the corporate seals to be affixed, all by their duly authorized officers, on this 27th day of June, 1980.

                                       R. W. C., INC.
ATTEST:

/s/ Collene Avery                      By   /s/ Richard  D. Carson
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                                       MIKE'S RADIAL TIRE, INC.
ATTEST:

/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                             AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, made and entered into this 11th day of June, 1980, by and between R.W.C. INC., a Georgia corporation (hereinafter referred to as "RWC"), and MIKE'S RADIAL TIRE, INC., a Georgia corporation (hereinafter referred to as "Mike's").

                                 W I T N E S S E T H

         WHEREAS RWC and Mike's are corporations duly organized and existing under the laws of the State of Georgia; and

         WHEREAS, all of the outstanding shares of stock of Mike's are owned by RWC; and,

         WHEREAS, all of the outstanding shares of stock of RWC are owned by Gray Transportation Co, Inc., a corporation duly organized and validly existing under the laws of the State of Georgia; and

         WHEREAS, the Board of Directors of each of said corporations deem it advisable and for the benefit of each of said corporations and their shareholders that RWC merge itself into Mike's;

         NOW, THEREFORE, for and in consideration of the premise, and upon the terms and conditions hereinafter set forth, the parties hereby agree, subject to the approval and adoption of this Agreement by the shareholder of each of the parties, as follows:

                                          1.

         The acts and things required to be done by the Georgia

Business Corporation Code in order to make the merger contemplated herein (the "Merger") effective, including the submission of this Agreement to the shareholder of each of the parties and the filing of the Articles of Merger in the manner provided for in the Code, shall be attended to and done by the proper officers of the parties as soon as practicable and in no event later than June 30, 1980. The Merger shall become effective as of the time of delivery of the Articles of Merger to the Secretary of State for filing (the "Effective Time of the Merger"). At the Effective Time of the Merger the separate existence of RWC shall cease and RWC shall be merged with and into Mike's, the corporate existence of which shall be continued under the name of Mike's Radial Tire, Inc. (RWC and Mike's are sometimes referred to herein as the "Constituent Corporations" and Mike's is sometimes referred to herein as the "Surviving Corporation".)

                                          2.

                        Upon the Effective Date of the Merger:

         (a) The corporate existence of RWC, the sole shareholder of Mike's, shall cease. Accordingly, any shares of the common stock of Mike's held in the name of RWC immediately prior to the Effective Time of the Merger, which shares are all of the issued and outstanding shares of common stock of Mike's, shall by virtue of the Merger and without any action on the part of the holder thereof, be cancelled.

         (b) Each of the shares of common stock of RWC issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the merger and without any action on the part of Gray Transportation Co., Inc., the holder thereof, be converted into one share of the common stock of the Surviving Corporation.

         (c) Any shares of common stock of RWC which are held in the treasury of RWC shall, by virtue of the Merger and without any action of the part of RWC, be cancelled.

         (d) From and after the Effective Date of the Merger, the holder of any of the shares to be converted as above provided, shall be entitled, upon presentation and surrender to the Surviving Corporation of the certificates representing such shares for cancellation, to receive in exchange therefor certificates representing the number of shares of the common stock of the Surviving Corporation into which such shares have been converted. Until so surrendered for cancellation, each outstanding certificate formerly representing shares of stock of RWC shall be deemed for all corporate purposes to evidence ownership of the number of shares of common stock of the Surviving Corporation into which the same shall have been converted.

                                          3.

         The Articles of Incorporation of RWC in effect immediately prior to the Effective Time of the Merger shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time of the Merger until otherwise amended.

                                          4.

         The bylaws of Mike's Radial Tire, Inc., in effect immediately prior to the Effective Time of the Merger shall be the bylaws of the Surviving Corporation after the Effective Time of the Merger until otherwise amended.

                                          5.

         The directors of Mike's Radial Tire, Inc. in office at the Effective Time of the Merger shall be the directors of the Surviving Corporation until their successors are elected or appointed in accordance with the Articles of Incorporation and bylaws of the Surviving Corporation.

                                          6.

         The officers of Mike's Radial Tire, Inc. in office at the Effective Time of the Merger shall be the officers of the Surviving Corporation, holding the respective offices in the Surviving Corporation which they hold in Mike's, until their successors are elected or appointed in accordance with the Articles of Incorporation or bylaws of the Surviving Corporation.

                                          7.

         At and after the Effective Time of the Merger, the Surviving Corporation shall thereupon and thereafter possess all rights, privileges, immunities, and franchises as well of a public as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, and all other choses in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without act or deed; and the title to any real estate, or any interest therein, vested in the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against a Constituent Corporation may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted its place. Neither the rights of creditors nor any liens upon the property of the Constituent Corporations shall be impaired by the Merger.

                                          8.

         The Constituent Corporations shall each take all such lawful action as may be necessary or appropriate in order to effectuate the transactions contemplated hereby. In case at any time after the Effective Time of the Merger any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full title to all assets, titles, approvals, privileges, immunities, and franchises of each of the Constituent Corporations, the officers and directors of each such corporation shall take such lawful and necessary action.

                                          9.

         Each of the Constituent Corporation's covenants that except as otherwise consented to by the other Constituent Corporation in writing, during the period from the date hereof to the Effective Date of the Merger:

         (a) It shall continue to conduct its business and keep its books and records according to its ordinary and usual course of business consistent with past practice and use its best efforts to maintain and preserve its business organization, employees and relationships with others and, except for this Agreement, that it shall not enter into material transaction, contract, or commitment, or amend, modify or restructure any material transaction, contract, or commitment, other than contracts or commitments entered into or amended or modified in the usual and ordinary course of business and required to be so amended and modified to conduct its business in the usual or ordinary course.

         (b) It shall not declare, authorize, or pay any dividend on, make any distribution in respect of , redeem or acquire for value any shares of its outstanding capital stock, directly or indirectly, or authorize the creation or issuance of or issue or sell any additional shares of its capital stock of any securities or obligations convertible into or exchangeable for any shares of its capital stock or agree to take any such action.

         (c)  It shall not amend its Articles of Incorporation or bylaws.

                                         10.

         The closing for the consummation of the transactions contemplated by this Agreement shall be held as soon as practicable and in no event later than June 30, 1980.

                                         11.

         Each of the Constituent Corporations represents and warrants to the other that no broker or finder is or will be entitled to any brokerage or finder's fee or other commission from it based on agreements, arrangements, or undertakings made by it in connection with the transaction contemplated hereby.

                                         12.

         This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                         13.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

                                         14.

         Each of the parties hereto shall bear its respective expenses in connection with the transactions herein contemplated.

                                         15.

         Any notices or other communications required or permitted hereunder shall be deemed to be sufficiently given when deposited in the United States Mail, postage prepaid, addressed as follows:

         (a) In the case of RWC, to:        R.W.C., Inc.
                                            P.O. Box 3909
                                            Albany, Georgia 31706

         (b) In the case of Mike's, to:     Mike's Radial Tire, Inc.
                                            P.O. Box 3909
                                            Albany, Georgia 31706

                                         16.

         At any time before or after approval and adoption by the shareholder of each of the Constituent Corporations and without the approval of said shareholder, this Agreement may be varied or amended by the respective Boards of Directors of the Constituent Corporations as is determined by said Boards to be necessary, desirable, or expedient to clarify the intention of the parties hereto or to effect or facilitate the filing of this Agreement and the consummation of the Merger.

         IN WITNESS THEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first-above written.

                                       R. W. C., INC.
ATTEST:

/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------
Collene Avery, Secretary                    Richard Carson, President


[CORPORATE SEAL]

                                       MIKE'S RADIAL TIRE, INC.
ATTEST:

/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------
Collene Avery, Secretary                    Richard Carson, President


[CORPORATE SEAL]

                                  ARTICLES OF MERGER

                                          OF

                    VENTURE TIRE CORPORATION, RUSTY'S AMOCO, INC.
                             AND MIKE'S RADIAL TIRE, INC.

                                         INTO

                               MIKE'S RADIAL TIRE, INC.

                                          1.

         The Agreement and Plan of Merger (hereinafter referred to as the "Merger Agreement") attached hereto as Exhibit "A" and made a part hereof by reference was duly approved by the Board of Directors of Venture Tire Corporation (hereinafter "Venture"), the Boards of Directors of Rusty's Amoco, Inc. (hereinafter referred to as "Rusty's") and Mike's Radial Tire, Inc. (hereinafter referred to as "Mike's"). The Merger Agreement provides for the merger of Venture and Rusty's into Mike's, with Mike's the surviving corporation under its present name of Mike's Radial Tire, Inc.

                                          2.

         The affirmative vote of the holders of a majority of the shares of the common stock of Venture outstanding are required to adopt the Merger Agreement. On the date of the submission of the Merger Agreement to the sole shareholder of Venture, 12,500 shares of common stock of Venture were outstanding and entitled to vote thereon. R. W. C., Inc., a Georgia corporation, is the sole shareholder of Venture and voted its shares in favor of adoption of the Merger Agreement. Accordingly, the Merger Agreement was adopted by the affirmative vote of the holder of all of the outstanding shares of common stock of Venture.

                                          3.

         The affirmative vote of the holders of a majority of the shares of the common stock of Rusty's outstanding are required to adopt the Merger Agreement. On the date of the submission of the Merger Agreement to the sole shareholder of Rusty's, 9,000 shares of common stock of Rusty's were outstanding and entitled to vote thereon. R. W. C., Inc., a Georgia corporation, is the sole shareholder of Rusty's and voted its shares in favor of adoption of the Merger Agreement. Accordingly, the Merger Agreement was adopted by the affirmative vote of the holder of all of the outstanding shares of common stock of Rusty's.

                                          4.

         The affirmative vote of the holders of a majority of the shares of the common stock of Mike's outstanding are required to adopt the Merger Agreement. On the date of the submission of the Merger Agreement to the sole shareholder of Mike's, 50,000 shares of common stock of Mike's were outstanding and entitled to vote thereon. R. W. C., Inc., a Georgia Corporation, is the sole shareholder of Mike's and voted its shares in favor of adoption of the Merger Agreement. Accordingly, the Merger Agreement was adopted by the affirmative vote of the holder of all shares of common stock of Mike's.

                                          5.

         The Merger shall be effective at the time of delivery to the Secretary of State of these Articles of Merger.

         IN WITNESS WHEREOF, Venture, Rusty's, and Mike's have caused these Articles of Merger to be duly executed and the corporate seals to be affixed, all by their duly authorized officers, on this 26th day of June, 1980.

                                       VENTURE TIRE CORPORATION
ATTEST:

/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                                       RUSTY'S AMOCO, INC.
ATTEST:

/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                                       MIKE'S RADIAL TIRE, INC.
ATTEST:


/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                             AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, made and entered into this 3rd day of June, 1980 by and among VENTURE TIRE CORPORATION, a Georgia corporation (hereinafter referred to as "Venture"), RUSTY'S AMOCO, INC., a Georgia corporation (hereinafter referred to as "Rusty's") and MIKE'S RADIAL TIRE, INC., a Georgia corporation (hereinafter referred to as "Mike's").

                                 W I T N E S S E T H

         WHEREAS, Venture, Rusty's and Mike's are corporations duly organized and validly existing under the laws of the State of Georgia; and

         WHEREAS, all of the outstanding shares of stock of Venture, Rusty's and Mike's is owned by R. W. C., Inc., a corporation duly organized and validly existing under the laws of the State of Georgia; and

         WHEREAS, the Board of Directors of each of said corporations deem it advisable and for the benefit of each of said corporations and their shareholder that Venture and Rusty's merge themselves into Mike's;

         NOW, THEREFORE, for and in consideration of the premises, and upon the terms and conditions hereinafter set forth, the parties hereby agree, subject to the approval and adoption of this Agreement by the shareholder of each of the parties, as follows:

                                          1.

         The acts and things required to be done by the Georgia Business Corporation Code in order to make the merger contemplated herein (the "Merger") effective, including the submission of this Agreement of the shareholder of each of the parties and the filing to the Articles of Merger in the manner provided for in the code, shall be attended to and done by the proper officers of the parties as soon as practicable and in no event later than June 30, 1980. The Merger shall become effective as of the time of delivery of the Articles of Merger to the Secretary of State for filing (the "Effective Time of the Merger"). At the Effective Time of the Merger the separate existence of Venture and the separate existence of Rusty's shall cease and Venture and Rusty's shall be merged with and into Mike's, the corporate existence of which shall be continued under the name of Mike's Radial Tire, Inc. (Venture, Rusty's and Mike's are sometimes referred to herein as the "Constituent Corporations" and Mike's is sometimes referred to herein as the "Surviving Corporation").

                                          2.

    Upon the Effective Date of the Merger:

    (a) Each of the shares of common stock of Venture issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled.

    (b) Each of the shares of common stock of Rusty's issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled.

    (c) Each of the shares of common stock of Mike's issued and outstanding immediately prior to the Effective Time of the Merger shall continue unchanged and shall continue to evidence the same number of shares of common stock of the Surviving Corporation.

                                          3.

         The Articles of Incorporation of Mike's Radial Tire, Inc. in effect immediately prior to the Effective Time of the Merger shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time of the Merger until otherwise amended.

                                          4.

         The bylaws of Mike's Radial Tire, Inc. in effective immediately prior to the Effective Time of the Merger shall be the bylaws of the Surviving Corporation after the Effective Time of the Merger until otherwise amended.

                                          5.

         The directors of Mike's Radial Tire, Inc. in office at the Effective Time of the Merger shall be the directors of the Surviving Corporation until their successors are elected or appointed in accordance with the Articles of Incorporation and bylaws of the Surviving Corporation.

                                          6.

         The officers of Mike's Radial Tire, Inc. in office at the Effective Time of the Merger shall be the officers of the Surviving Corporation, holding the respective offices in the Surviving Corporation which they hold in Mike's, until their successors are elected or appointed in accordance with the Articles of Incorporation or bylaws of the Surviving Corporation.

                                          7.

         At and after the Effective Time of the Merger, the Surviving Corporation shall thereupon and thereafter possess all rights, privileges, immunities, and franchises as well of a public as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, and all other choses in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without act or deed; and the title to any real estate, or any interest therein, vested in the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against a Constituent Corporation may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of the Constituent Corporations shall be impaired by the Merger.

                                          8.

         The Constituent Corporations shall each take all such lawful action as may be necessary or appropriate in order to effectuate the transactions contemplated hereby. In case at any time after the Effective Time of the Merger any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full title to all assets, titles, approvals, privileges, immunities, and franchises of each of the Constituent Corporations, the officers and directors of each such corporation shall take such lawful and necessary action.

                                          9.

         Each of the Constituent Corporation's covenants that except as otherwise consented to by the other Constituent Corporations in writing, during the period from the date hereof to the Effective Date of the Merger:

    (a) It shall continue to conduct its business and keep its books and records according to its ordinary and usual course of business consistent with past practice and use its best efforts to maintain and preserve its business organization, employees and relationships with others and, except for this Agreement, that it shall not enter into any material transaction, contract, or commitment, or amend, modify or restructure any material transaction, contract, or commitment, other than contracts or commitments entered into or amended or modified in the usual and ordinary course of business and required to be so amended and modified to conduct its business in the usual or ordinary course.

    (b) It shall not declare, authorize, or pay any dividend on, make any distribution in respect of, redeem or acquire for value any shares of its outstanding capital stock, directly or indirectly, or authorize the creation or issuance of or issue or sell any additional shares of its capital stock of any securities or obligations convertible into or exchangeable for any shares of its capital stock or agree to take any such action.

    (c) It shall not amend its Articles of Incorporation or bylaws.

                                         10.

         The closing for the consummation of the transactions contemplated by this Agreement shall be held as soon as practicable and in no event later than June 30, 1980.

                                         11.

         Each of the Constituent Corporations represents and warrants to the others that no broker or finder is or will be entitled to any brokerage or finder's fee or other commission from it based on agreements, arrangements, or undertakings made by it in connection with the transaction contemplated hereby.

                                         12.

         This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                         13.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

                                         14.

         Each of the parties hereto shall bear its respective expenses in connection with the transactions herein contemplated.

                                         15.

         Any notices or other communications required or permitted hereunder shall be deemed to be sufficiently given when deposited in the United States Mail, postage prepaid, addressed as follows

         (a) In the case of Venture, to:    Venture Tire Corporation
                                            P.O. Box 3909
                                            Albany, Georgia

         (b) In the case of Rusty's, to:    Rusty's AMOCO, Inc.
                                            P.O. Box 3909
                                            Albany, Georgia

         (c) In the case of Mike's, to:     Mike's Radial Tire, Inc.
                                            P.O. Box 3909
                                            Albany, Georgia

                                         16.

         At any time before or after approval and adoption by the shareholder of each of the Consituent Corporations and without the approval of said shareholder, this Agreement may be varied or amended by the respective Boards of Directors of the Constituent Corporations as is determined by said Boards to be necessary, desirable, or expedient to clarify the intention of the parties hereto or to effect or facilitate the filing of this Agreement and the consummation of the Merger.

    IN WITNESS THEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first-above written.

                                       VENTURE TIRE CORPORATION
ATTEST:

/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                                       RUSTY'S AMOCO, INC.
ATTEST:

/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

                                       MIKE'S RADIAL TIRE, INC.
ATTEST:

/s/ Collene Avery                      By   /s/ Richard D. Carson
- -----------------------------------         ---------------------------------

[CORPORATE SEAL]

STATE OF GEORGIA
COUNTY OF DOUGHERTY

                              ARTICLES OF INCORPORATION

                                          I.

         The name of the corporation is: "MIKE'S RADIAL TIRE, INC."

                                         II.

         The corporation shall have perpetual duration.

                                         III.

         The corporation is a corporation for profit and is organized for the following purposes:

         (a) To buy or otherwise acquire, sell, trade, exchange or otherwise dispose of, at wholesale or retail, as principal, broker or agent tires and related equipment and accessories, hard and soft goods, performing all the usual and necessary services to itself and others.

         (b) The corporation shall be empowered to do any and all things necessary or incidental to the carrying on of its business, including but not limited to the right to buy, sell, own, hold or lease real property; the right to buy, sell, exchange or otherwise deal in stock and securities issued by itself or other corporations.

         (c) To engage in any other business authorized or permitted by the laws of the State of Georgia.

                                         IV.

         The corporation shall have authority to issue not more than two hundred thousand (200,000) shares of common stock which shall constitute one class of stock, to wit, common stock for one dollar ($1.00) par value per share.

                                          V.

         The corporation shall not commence business until it shall have received not less than five hundred dollars ($500.00) in payment for the issuance of shares of stock.

                                         VI.

         The initial registered office of the corporation shall be at 501 West Oglethorpe Boulevard, Albany, Georgia. The corporation may establish and maintain an office or offices at such other places, either within or without the State of Georgia, as the corporation may from time to time determine. The initial registered agent of the corporation shall be Mike Houston, at 501 West Boulevard, Albany, Georgia.

                                         VII.

    The initial Board of Directors shall consist of two (2) members who shall be:

                                       Mr. Mike Houston
                                       Creekwood Apartments
                                       Albany, Georgia 31705

                                       Mr. Richard Carson
                                       2030 Dominion Road
                                       Albany, Georgia 31705

                                        VIII.

         The name and address of the incorporator is: Mr. Mike Houston, Creekwood Apartments, Albany, Georgia 31705.

         IN WITNESS WHEREOF, the undersigned executes these Articles of Incorporation.

                                       HEYMAN AND SIZEMORE

                                       By:  /s/ Neal H. Ray
                                            ---------------------------------
                                            Neal H. Ray
                                            Attorneys for Incorporator

                   IN THE SUPERIOR COURT OF THE COUNTY OF DOUGHERTY
                                   STATE OF GEORGIA

                                       PETITION

         The petition of MIKE HOUSTON, petitioner, shows the Court as follows:

                                          I.

         The Articles of Incorporation of MIKE'S RADIAL TIRE, INC., executed on behalf of the incorporator, are attached hereto.

                                         II.

         The Certificate of the Secretary of State of Georgia that the name "MIKE'S RADIAL TIRE, INC." is available is attached hereto.

         WHEREFORE, petitioner prays that MIKE'S RADIAL TIRE, INC. be incorporated.



                                       HEYMAN AND SIZEMORE

                                       By:  /s/ Neal H. Ray
                                            ---------------------------------
                                            Neal H. Ray
                                            Attorneys for Petitioner


                                        ORDER

         The Articles of Incorporation of MIKE'S RADIAL TIRE, INC. and the Certificate of the Secretary of State of Georgia that the name "MIKE'S RADIAL TIRE, INC." is available having been examined and found lawful; it is hereby

         ORDERED that MIKE'S RADIAL TIRE, INC. be and hereby is incorporated under the laws of the State of Georgia.

         DATED, this 22 day of JUNE, 1976.

                                       /s/ Leonard Fowler
                                       --------------------------------------
                                       Judge of Superior Court

STATE OF GEORGIA

COUNTY OF DOUGHERTY

    Before me, the undersigned, a Notary Public, this day personally came [ILLEGIBLE] who being first duly sworn, according to law, says that she is an Agent of the [ILLEGIBLE] publishers of the [ILLEGIBLE] the official newspaper in which the Sheriff's advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Articles of Incorporation to MIKE'S RADIAL TIRE, INC.

                                          /s/    [ILLEGIBLE]
                                       ------------------------------

Subscribed and sworn to before me this 22 day of June, 1976.


Pauline Black
- -----------------------------------
Notary Public

                        My Commission Expires May 27, 1977.